                                                                Exhibit 26(e)(i)

[ ]   TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

[ ]   LIFE INVESTORS INSURANCE COMPANY OF AMERICA

[ ]   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

[ ]   TRANSAMERICA LIFE INSURANCE COMPANY

      Hereafter known as the Company

      ADMINISTRATIVE OFFICE: 4333 EDGEWOOD ROAD NE, CEDAR RAPIDS, IOWA 52499

                           APPLICATION FOR INSURANCE

PROPOSED INSURED INFORMATION

Name (First, M.I., Last)                                 Mailing Address
______________________________________________________   _____________________________________________________

Home Telephone No.   Work Telephone No.   Birth Date   Birth Place (State or Country)   E-Mail Address
(________________)   (________________)   __________   ______________________________   ______________________

Height   Weight   Marital Status          Sex   U.S. Citizen     If no, give immigration status/type of visa:
______   ______   ____________________    ___   [ ] Yes   [ ] No

Occupation & Duties                                                 __________________________________________
                      Gross income Current year _________________   Social Security No. or Tax I.D. No.
                      Marginal Tax Bracket      _________________
                      Assets                    _________________   __________________________________________
                      Liabilities               _________________   Drivers License No./ State
                      Net Worth                 _________________
                      Net Worth                 _________________
                      (exclusive of home, furnishings, autos)

Have you used any tobacco within the last 5 years? [ ]Yes [ ] No   If yes, list type and when used last ______

BENEFICIARY (Unless otherwise noted, the beneficiary of Other persons proposed for Coverage will be the proposed insured.)

Primary                                               Relationship
___________________________________________________   ________________________________________________________

Primary                                               Relationship
___________________________________________________   ________________________________________________________

Primary                                               Relationship
___________________________________________________   ________________________________________________________

Contingent                                            Relationship
___________________________________________________   ________________________________________________________

OWNER(S) (Unless otherwise noted, the Owner will be the Insured.)

Name                                            Relationship to Proposed Insured   Social Security Number
_____________________________________________   ________________________________   ___________________________

Address                                         Birth Date                                   Phone
_____________________________________________   __________________________________________   (_______________)

POLICY INFORMATION

Product Name:  __________________________________________________________________

Death Benefit Option   [ ] Option 1   [ ] Option 2   [ ] Option 3

Face Amount                        Planned Premium                Frequency
$_______________________________   $___________________________   __________________________________

BENEFIT/RIDERS

                                Benefit Units or %               Benefit Units or %

[ ] Exchange of Insured Rider   __________________   [ ] Other   __________________
[ ] Term Insurance Rider        __________________   [ ] Other   __________________
[ ] Other                       __________________   [ ] Other   __________________

COMPLETE FOR ALL VARIABLE PRODUCTS

FUND ELECTION                      Percentage           FUND ELECTION                       Percentage
-------------                      ----------           -------------                       ----------
________________________________   __________________   _________________________________   __________________
________________________________   __________________   _________________________________   __________________
________________________________   __________________   _________________________________   __________________
________________________________   __________________   _________________________________   __________________
________________________________   __________________   _________________________________   __________________

MI APP1 0305

ADDITIONAL PRODUCT INFORMATION

______________________________________________________________________________________________________________
______________________________________________________________________________________________________________
______________________________________________________________________________________________________________
______________________________________________________________________________________________________________

SUITABILITY FOR VARIABLE LIFE INSURANCE POLICY

Complete for all variable plans:

(a)  Have you, the Applicant, received the current Prospectus for the policy? .............   [ ] Yes   [ ] NO

(b)  DO YOU UNDERSTAND THAT UNDER THE POLICY APPLIED FOR (EXCLUSIVE OF ANY OPTIONAL
     BENEFITS), THE AMOUNT OF DEATH BENEFIT AND THE ENTIRE AMOUNT OF THE POLICY CASH
     VALUE MAY INCREASE OR DECREASE DEPENDING UPON INVESTMENT EXPERIENCE? .................   [ ] Yes   [ ] NO

(c)  With this in mind, is the policy in accord with your insurance objectives and your
     anticipated financial needs? .........................................................   [ ] Yes   [ ] NO

Name of Other                                    Social                                Used Tobacco in last 5
   Proposed     Birth                           Security  Relationship   Amount of   years? If yes, list type
  Insured(s)     Date   Sex   Height   Weight    Number    to Insured    Insurance       and when used last
-------------   -----   ---   ------   ------   --------  ------------   ---------   -------------------------
_____________   _____   ___   ______   ______   ________  ____________   _________        [ ] Yes   [ ] No

_____________   _____   ___   ______   ______   ________  ____________   _________        [ ] Yes   [ ] No

_____________   _____   ___   ______   ______   ________  ____________   _________        [ ] Yes   [ ] No

_____________   _____   ___   ______   ______   ________  ____________   _________        [ ] Yes   [ ] No

LIFE INSURANCE IN FORCE

Insured's Name   Company/ Policy Number   Face Amount
--------------   ----------------------   -----------
______________   ______________________   $__________
______________   ______________________   $__________
______________   ______________________   $__________
______________   ______________________   $__________

MI APP1 0305

GENERAL QUESTIONS Complete the following. For YES answers, give full details in the space provided.

1.   Will the insurance applied for replace or change any existing insurance or annuity?      [ ] Yes   [ ] No

HAVE YOU OR ANY PROPOSED INSURED,

2.   Had any health, disability or life insurance pending or contemplated with another
     company?                                                                                 [ ] Yes   [ ] No

3.   Been declined, postponed, offered a rated or modified life, health or disability
     policy or been denied reinstatement?                                                     [ ] Yes   [ ] No

4.   Within the past 5 years,

     a.   Been cited or convicted of a moving violation, including DUI, or had a driver's
          license suspended or revoked? (If yes, provide state and drivers license number.)   [ ] Yes   [ ] No

     b.   Been or is now fully or partially disabled?                                         [ ] Yes   [ ] No

     c.   Been charged with or convicted of any felony or been on probation?                  [ ] Yes   [ ] No

5.   Within the past 2 years,

     a.   Taken part in any type of racing, mountain climbing, underwater or sky diving,
          hang gliding or plan to?                                                            [ ] Yes   [ ] No

     b.   Flown other than as a passenger, or plan to? (If yes, complete the Aviation
          Supplement.)                                                                        [ ] Yes   [ ] No

     c.   Foreign residence or travel contemplated?                                           [ ] Yes   [ ] No

6.   Within the past 10 years, used drugs (such as: hallucinogens, barbiturates, excitants or narcotics) except as medication prescribed by a physician, or been treated or
     counseled for drug or alcohol use?                                                       [ ] Yes   [ ] No

7.   Family History: Is there a history of cardiovascular disease or cancer in
     parents/siblings prior to age 60?                                                        [ ] Yes   [ ] No

8.   Do you exercise? If yes, describe type, how often per week and how long per session.     [ ] Yes   [ ] No

9.   Do you drink alcoholic beverages? If yes, please provide type of drinks, number of
     occasions per year and the number of drinks consumed on those occasions.                 [ ] Yes   [ ] No

10.  Have you had any weight change in the past year?                                         [ ] Yes   [ ] No

MEDICAL QUESTIONS Each question must be individually asked and answered. For YES answers, give full details in the space provided.

Within the past 10 years, has any proposed insured been treated or diagnosed by a health care professional as having any disease or disorder of the:

1.   Blood or circulatory system (such as: heart attack, heart disease, palpitations, heart
     murmur, or chest pain, high blood pressure, stroke, anemia)?                             [ ] Yes   [ ] No

2.   Respiratory system (such as: emphysema, asthma, shortness of breath, chronic cough or
     sleep apnea)?                                                                            [ ] Yes   [ ] No

3.   Brain or nervous system (such as seizures, epilepsy, multiple sclerosis, mental illness, depression, suicide attempt, eating disorder, dementia or Alzheimer's
     disease)?                                                                                [ ] Yes   [ ] No

4.   Sugar, albumin, or blood in urine, or other illness or disease of the kidneys, bladder, or urinary system, prostate, breast, sexually transmitted disease or any
     other reproductive disorder?                                                             [ ] Yes   [ ] No

5.   Stomach, intestine, liver (such as: ulcer, colitis, Crohn's disease or hepatitis)?       [ ] Yes   [ ] No

6.   Endrocrine system, muscles or bone (such as diabetes, thyroid, lupus, arthritis, or
     back problems)?                                                                          [ ] Yes   [ ] No

7.   Cancer, tumor, polyps, melanoma or other malignancy?                                     [ ] Yes   [ ] No

8.   Had or been advised to have a check-up, consultation, lab test, EKG, X-ray or other
     diagnostic test?                                                                         [ ] Yes   [ ] No

9.   Are you currently under the observation of a physician or taking medication?             [ ] Yes   [ ] No

PERSONAL PHYSICIAN(S)

                                                                               Date Last Visited,
Name of Proposed Insured   Personal Physician(s) Name, Address, Phone Number     Reason, Result
------------------------   -------------------------------------------------   ------------------
________________________   _________________________________________________   __________________
________________________   _________________________________________________   __________________
________________________   _________________________________________________   __________________
________________________   _________________________________________________   __________________

MI APP1 0305

FOR ALL STATES OTHER THAN THOSE LISTED BELOW, YOU MUST ANSWER QUESTION 10.

PLEASE COMPLETE THE AIDS QUESTION FOR THE STATE THE APPLICATION IS SIGNED IN AS INDICATED IN THE AUTHORIZATION
SECTION. IF THIS STATE IS NOT LISTED, ANSWER THE FIRST QUESTIONS.

10)  Have you or any Proposed Insured EVER been diagnosed as having or been treated for
     AIDS, or AIDS Related Complex (ARC) or tested positive for the AIDS virus?               [ ] Yes   [ ] No

FOR APPLICANTS IN:

ARIZONA          Have you or any Proposed Insured EVER, been diagnosed as having or been
                 treated for AIDS, or AIDS Related Complex (ARC)?                             [ ] Yes   [ ] No

CALIFORNIA       Have you or any Proposed Insured EVER, had or been told you/they have
                 AIDS, or AIDS Related Complex (ARC), or been tested for HIV antibodies for
                 the purpose of obtaining insurance?                                          [ ] Yes   [ ] No

CONNECTICUT      Have you or any Proposed Insured EVER, been diagnosed as having or been treated for Acquired Immune Deficiency Syndrome (AIDS), AIDS Related
                 Complex (ARC), or AIDS related conditions?                                   [ ] Yes   [ ] No

FLORIDA          Have you or any Proposed Insured EVER, tested positive for exposure to the
                 HIV infection, or been diagnosed as having ARC, or AIDS caused by the HIV
                 infection?                                                                   [ ] Yes   [ ] No

GEORGIA, HAWAII, ILLINOIS, NEW JERSEY Have you or any Proposed insured EVER, been diagnosed as having or been treated, by a member of the medical profession for AIDS,
                 or AIDS Related Complex (ARC)?                                               [ ] Yes   [ ] No

MAINE            Have you or any Proposed Insured EVER, been diagnosed as having or been treated for AIDS, or AIDS Related Complex (ARC)? ANSWER THIS QUESTION NO
                 IF YOU HAVE TESTED POSITIVE FOR HIV AND HAVE NOT DEVELOPED SYMPTOMS OF THE
                 DISEASE AIDS.                                                                [ ] Yes   [ ] No

MARYLAND, MASSACHUSETTS, NEW MEXICO, and NORTH CAROLINA Have you or any Proposed Insured
                 EVER, been diagnosed as having or been treated for Acquired Immune
                 Deficiency Syndrome (AIDS) or AIDS Related Complex (ARC), or tested
                 positive for Human Immunodeficiency Virus (HIV)?                             [ ] Yes   [ ] No

MISSOURI, OHIO   Have you or any Proposed Insured EVER, been diagnosed as having or been treated for AIDS, or AIDS Related Complex (ARC) or tested positive for the
                 HTLV-III test?                                                               [ ] Yes   [ ] No

NORTH DAKOTA     Have you been diagnosed or treated by a member of the medical profession
                 as having AIDS, ARC or the HIV infection?                                    [ ] Yes   [ ] No

VERMONT          Have you or any Proposed Insured EVER, been diagnosed, by a person licensed as a medical physician, as having or been treated for AIDS or
                 AIDS Related Complex (ARC)?                                                  [ ] Yes   [ ] No

WASHINGTON       Have you or any Proposed Insured EVER had or been treated or diagnosed by a member of the medical profession for immune deficiency disorder, AIDS
                 (Acquired Immune Deficiency Syndrome) or ARC (AIDS Related Complex) or
                 test results indicating exposure to the AIDS virus?                          [ ] Yes   [ ] No

WISCONSIN        Have you or any Proposed Insured EVER, been diagnosed, by a member of the medical profession as having or been treated for AIDS, or AIDS Related
                 Complex (ARC) or tested positive for the AIDS virus? Tests for HIV/AIDS must be limited to FDA-licensed blood test. Test results received at anonymous counseling and testing sites or from home test kits need not be
                 disclosed.                                                                   [ ] Yes   [ ] No

ADDITIONAL INFORMATION Explain all "yes" answers below. Attach additional pages if needed.

                                         Details to General and Medical Questions
Question   Name of Proposed                   (Diagnosis, Dates, Durations)
 Number         Insured       Medical Facilities & Physicians Names, Addresses, Phone Numbers
--------   ----------------   ---------------------------------------------------------------
________   ________________   _______________________________________________________________
________   ________________   _______________________________________________________________
________   ________________   _______________________________________________________________
________   ________________   _______________________________________________________________
________   ________________   _______________________________________________________________
________   ________________   _______________________________________________________________
________   ________________   _______________________________________________________________
________   ________________   _______________________________________________________________
________   ________________   _______________________________________________________________

MI APP1 0305

                                  FRAUD WARNING

The following states require that insurance applicants acknowledge a fraud warning statement.

Please refer to the fraud warning statement for your state as indicated below.

FOR APPLICANTS IN ARKANSAS, LOUISIANA

          Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

FOR APPLICANTS IN COLORADO

          It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

FOR APPLICANTS IN FLORIDA

          Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony in the third degree.

FOR APPLICANTS IN KENTUCKY, OHIO, and PENNSYLVANIA

          Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or a statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

FOR APPLICANTS IN MAINE, VIRGINIA, TENNESSEE and DISTRICT OF COLUMBIA

          It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.

FOR APPLICANTS IN MINNESOTA

          A person who files a claim with intent to defraud or helps commit a fraud against an insurer is guilty of a crime.

FOR APPLICANTS IN NEW JERSEY

          Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

FOR APPLICANTS IN NEW MEXICO

          Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and criminal penalties.

FOR APPLICANTS IN OKLAHOMA

          Any person who knowingly, and with intent to injure, defraud or deceive any insurer makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

MI APP1 0305

UNDER PENALTIES OF PERJURY, I HEREBY CERTIFY (1) THAT THE SOCIAL SECURITY OR TAXPAYER I.D. NUMBER ABOVE ON THIS APPLICATION IS CORRECT AND (2) THAT I AM CURRENTLY NOT SUBJECT TO BACKUP WITHHOLDING. [CROSS OUT (2) IF NOT CORRECT.] THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

     The statements and answers on this Application are true and complete to the best of my knowledge and belief. It is agreed that (a) this application and any amendments hereto, shall be the basis of any insurance granted; (b) no producer has authority to waive the answer to any question in the application, to pass on insurability, to waive any of the other Company's rights or requirements or to make or alter any contract; and (c) no insurance or annuity shall be considered in force unless and until a policy shall have been issued by the Company and said policy manually received and accepted by the Applicant and the full first premium paid thereon, all during the lifetime and before any change in the insurability of any person proposed for insurance from that stated herein.

     The Company shall have sixty days from the date hereof within which to consider and act on this application and if within such period a policy has not been received by the Applicant or if notice of approval or rejection has not been given, then this application shall be deemed to have been declined by the Company.

     Unless otherwise stated the undersigned Applicant is the Premium Payor and the Owner of the policy applied for.

AUTHORIZATION: I authorize any licensed physician, medical practitioner, hospital, clinic, medical or medically related facility, Medical Information Bureau, the Veteran's Administration, or other health care provider, my employer and any consumer reporting agency or insurance company who possess information concerning any care, treatment or advice rendered to me to provide such information to the Company, its representatives or its reinsurers. A photocopy of this Authorization shall be considered as valid as the original, which I or my authorized representative may receive a copy of upon request. The Company, or its reinsurers, may release this information about me to its reinsurers, to the Medical Information Bureau or to another insurance company to which I have applied. This authorization is limited to a period of 30 months commencing on the date of this application. I represent that the foregoing statements are complete and true to the best of my knowledge and belief. I understand that the date coverage becomes effective for any policy applied for on this application will be the date recorded on the Policy Specification page, not the date the application is signed. I understand coverage will be effective when the first premium is paid, provided all persons proposed for insurance are acceptable to the company under its rules and limits as standard risks, on the plan and for the amount applied for and the rate of premium declared. I authorize payroll deduction of the premiums, and acknowledge receipt of the MIB Disclosure Notice and Fair Credit Reporting Act Notice. I understand that I may revoke this authorization by sending a specific written request to the Company at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499.

Dated at _________________________ this ___________ day of _____________, ______
         city               state                               month      year


-------------------------------------   ----------------------------------------
SIGNATURE OF PROPOSED INSURED           Signature of Additional Insured


-------------------------------------   ----------------------------------------
Signature of Applicant if Other Than    Signature of Parent or Legal Guardian
Insured                                 for Insured's 15 and under
[ ] Owner   [ ] Other

Best time to call for a personal history interview _____ a.m. _____p.m. Okay to
contact at work? Yes [ ]   No [ ]

PRODUCER INFORMATION & SIGNATURE

Print name and account number of, and percentages for producer or producers who are to receive credit and commission.

                                                                     Producer   % if Split   % if Split
                                                                      Number    First Year     Renewal

                                      on behalf of
-------------------------------------              ---------------   --------   ----------   ----------
Signature of Producer                              (if applicable)

-------------------------------------
Print Name

                                                                     Producer   % if Split   % if Split
                                                                      Number    First Year     Renewal

                                      on behalf of
-------------------------------------              ---------------   --------   ----------   ----------
Signature of Producer                              (if applicable)

-------------------------------------
Print Name
                                                                     Producer   % if Split   % if Split
                                                                      Number    First Year     Renewal

                                      on behalf of
-------------------------------------              ---------------   --------   ----------   ----------
Signature of Producer                              (if applicable)

-------------------------------------
Print Name
                                                                     Producer   % if Split   % if Split
                                                                      Number    First Year     Renewal

                                      on behalf of
-------------------------------------              ---------------   --------   ----------   ----------
Signature of Producer                              (if applicable)

-------------------------------------
Print Name

Do you have any knowledge or reason to believe that the insurance applied for
will replace or change any existing insurance or annuity? Yes [ ]   No [ ]

If yes, what company? ____________________________________ Policy # ____________

SUBMIT SPECIAL REPLACEMENT FORM IF REQUIRED IN YOUR STATE

MI APP1 0305

ILLUSTRATION CERTIFICATION

[ ]  I certify that no illustration was used by me or any other authorized producer of the Company in the sale of the life insurance to ____________________________________________________________________
                                                         APPLICANT
     on this date. An illustration conforming to the requirements of the ____________________ state regulation
                                                                                 STATE
     on illustrations will be delivered to this applicant no later than the policy delivery date.


     -----------------------------------------                  ----------------------------------------------
                        DATE                                                       PRODUCER

     I acknowledge that no illustration conforming to the policy applied for was provided to me at the point of sale. I understand an illustration conforming to the policy as issued will be provided to me no later than at the time of policy delivery.


     -----------------------------------------                  ----------------------------------------------
                        DATE                                                       APPLICANT

                                               PRODUCER'S REPORT

How well do you know proposed insured? ________________   Total of other insurance on proposed insured payable
                                                          to business. _______________________________________
                                              Yes    No
Do you know of any information not given in               If partnership, give names of all partners.
the application which might affect the                    ____________________________________________________
insurability of any person proposed for
insurance?                                    [ ]   [ ]   Are all other partners insured? If not, explain.
(If "yes", explain in Remarks Section)                    ____________________________________________________

Is this case personal business? (Is it                    Relationship of owner to Insured?
written on your life, spouse, child,                      ____________________________________________________
grandchild, parent, or spouse's parent?)      [ ]   [ ]
(If "yes", explain in Remarks Section)                    How much life insurance is carried by

Did you see all of those to be insured on                 (a) Father ______________   b) Mother ______________
the date the application was written?         [ ]   [ ]   (c) If this application is greater than a or b above
(If "no", explain in Remarks Section)                     (Explain in Remarks Section)

Is insurance being applied for with any                   If the Proposed Insured is under age 15, list age of
other company?                                [ ]   [ ]   brothers and sisters and amount of insurance on each
(If "yes", give details in Remarks Section)               of their lives
                                                          (in Remarks Section)
Did you witness the signing of the
application?                                  [ ]   [ ]   ADDITIONAL REMARKS/AND OR SPECIAL INSTRUCTIONS
(If "no", explain in Remarks Section)

Did you ask each question in this
application exactly as printed?               [ ]   [ ]
(If "no", explain in Remarks Section)

If application is approved other than as requested:

[ ] Adjust to premium
[ ] Issue face amount as shown

Is applicant being examined by a medical
doctor?                                       [ ]   [ ]

Is an EKG being arranged?                     [ ]   [ ]

Is an exercise EKG being arranged?            [ ]   [ ]

Is a blood profile being arranged?            [ ]   [ ]   I submit this application assuming full
                                                          responsibility for delivery of any policy issued and
COMPLETE ONLY IF OWNER IS OTHER THAN                      for payment to the company of the first premium,
INSURED                                                   when collected. I know of no condition affecting the
                                                          insurability of the proposed insured not fully set
OWNER IS:        [ ] Corporation       [ ] Partnership    forth herein. I will not deliver the policy, if the
[ ] Individual   [ ] Sole Proprietorship   [ ] Trust      health of the insured has changed.

Purpose of Policy
[ ] Personal Needs Analysis   [ ] Estate Liquidity        ----------------------------------------------------
[ ] Mortgage                  [ ] Buy-Sell                            Signature of Writing Producer
[ ] Retirement                [ ] Key Employee
[ ] Education                 [ ] Other

If application is for key-man insurance, on what basis was the applicant's value to the business determined?

___________________________________________

Who will pay the premium? _________________

MI APP1 0305

        DETACH AND LEAVE WITH APPLICANT IF CASH IS PAID WITH APPLICATION

LIFE INSURANCE CONDITIONAL RECEIPT, the Company

PLEASE READ THIS CAREFULLY. ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO THE COMPANY. DO NOT MAKE CHECK PAYABLE TO PRODUCER OR LEAVE PAYEE BLANK.

Received from _____________________________________ the sum _______________ paid with a life insurance application to the Company. The application bears the same date as this receipt. There will be no coverage if the sum received is paid by a check which is uncollectible upon initial deposit. The full initial premium payment for the mode of payment chosen is required for this conditional receipt to be effective.

________________________________________________________________________________
The person(s) proposed to be insured is (are)

________________________________________________________________________________
No producer or broker is authorized to alter the terms of this Receipt, waive any requirements, or pass on insurability.

Dated at (City and State)   On (Date)     Producer's Signature


-------------------------   -----------   --------------------------------------

The life insurance contract you have applied for with the Company will not become effective unless and until a contract is delivered to you. Subject to the conditions and limitations of this Receipt, conditional insurance as provided by the terms and conditions of the policy applied for will become effective prior delivery. No insurance will be provided under this Receipt unless and until all the following requirements are fulfilled during the lifetime of the person(s) proposed to be insured:

- AS OF THE EFFECTIVE DATE HEREIN DEFINED, EACH PERSON PROPOSED TO BE INSURED IS FOUND TO BE INSURABLE EXACTLY AS APPLIED FOR IN ACCORDANCE WITH THE COMPANY'S UNDERWRITING RULES AND STANDARDS, WITHOUT ANY MODIFICATIONS AS TO PLAN, AMOUNT, OR PREMIUM RATE;

- THE PAYMENT TAKEN FOR THIS RECEIPT IS NOT LESS THAN THE FULL INITIAL PREMIUM FOR THE MODE OF PAYMENT CHOSEN IN THE APPLICATION;

- ALL MEDICAL EXAMINATIONS, TESTS, AND OTHER SCREENINGS REQUIRED BY THE COMPANY ARE COMPLETED AND RECEIVED AT OUR HOME OFFICE WITHIN 60 DAYS FROM THE DATE OF THE COMPLETION OF THE APPLICATION; AND

- AS OF THE EFFECTIVE DATE, THE STATE OF HEALTH AND ALL FACTORS AFFECTING THE INSURABILITY OF EACH PERSON PROPOSED TO BE INSURED ARE STATED IN THE APPLICATION.

                       DETACH AND LEAVE WITH APPLICANT

INVESTIGATIVE CONSUMER REPORT PRE-NOTIFICATION to Proposed Insured And Other Proposed to be Insured, If Any We may ask for an investigative consumer report in connection with your application. In addition, a report may be requested to update our records if you apply for more coverage. You may ask to be interviewed when such a report is being prepared. We will, upon your written request, let you know whether a report was requested and, if so, give you the name, address and telephone number of the agency making the report. By contacting that agency and giving proper identification, you may inspect or obtain a copy of the report. Ordinarily, it will be provided to third parties only if you authorize us in writing to do so. In rare instances, we may be required to provide some or all of the information without your consent.

Typically, the report will contain information as to character, general reputation, personal characteristics, health, job and finances. When applicable, it will contain information on your: past and present employment record (including job duties); driving record; health history; use of alcohol or drugs, sport, hobby or aviation activities, and marital status. The agency may get information by talking to you or members of your family, business associates, financial sources, neighbors and others you know. If you feel any information in our file is incorrect or incomplete, you may ask us to review it. If we agree, we will make any necessary corrections and inform anyone who received such information within the past two years. If we do not agree, you may file a statement of dispute with us. We will send that statement to anyone receiving such information in the past two years. We will also include it in any future disclosure of the disputed information.

MI APP1 0305

        DETACH AND LEAVE WITH APPLICANT IF CASH IS PAID WITH APPLICATION

If all requirements are not met, or the person(s) to be insured dies by suicide, the liability of the Company shall be limited to a refund to the applicant of the payment made for this receipt.

This receipt will provide insurance starting at the effective date. The effective date is the latest date of the following events:

     - Signing of all parts of the application, any supplemental application or addendum to application, or any medical examination.

     -    Date requested in the application that is acceptable to the Company.

     -    The last required test(s) and medical examination(s) are performed.

     - The full initial premium for the mode of payment chosen is received at our Home Office.

     -    Any additional information required by us is received at our Home
          Office.

This Receipt will terminate on the earliest of: (a) 60 days from the date this Receipt was signed; (b) the date the Company mails notice to the applicant of the rejection of the application for insurance and refunds the premium paid; (c) the day before the date insurance goes into effect under the policy applied for; or (d) the date the Company offers insurance other than as applied for.

The aggregate amount of life insurance on each person proposed to be insured which may become effective under this Receipt and any other conditional Receipt issued by the Company will be the lesser of the amount applied for or $500,000 of the life insurance. This Receipt provides no insurance for riders or additional benefits.

If one or more of this Receipt's conditions have not been met exactly, the Company will be free from any liability except to return the premium payment.

THE COMPANY DOES NOT APPROVE AND ACCEPT THE APPLICATION FOR INSURANCE WITHIN 60 DAYS FROM THE DATE THIS RECEIPT WAS SIGNED, THE APPLICATION WILL BE DEEMED TO HAVE BEEN REJECTED BY THE COMPANY AND THE COMPANY SHALL HAVE NO LIABILITY EXCEPT TO RETURN ANY PAYMENT MADE FOR THIS RECEIPT ON SURRENDER OF THIS RECEIPT TO THE COMPANY.

                       DETACH AND LEAVE WITH APPLICANT

MEDICAL INFORMATION BUREAU, INC., (MIB) PRE-NOTIFICATION to Proposed Insured And Other Persons Proposed to be Insured, If Any information regarding your insurability will be treated as confidential. We or our reinsurer(s) may, however, make brief report thereon to the Medical Information Bureau, Inc., a non-profit membership organization of life insurance companies which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information in its file.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the Bureau's information office is: Post Office Box 105; Essex Station; Boston, Massachusetts 02122; telephone number 866 692-6901 (TTY 866 346-3642 for hearing impaired).

We or our reinsurer(s) may also release information in our file to other insurance companies to which you may apply for life or health insurance coverage to which a claim may be submitted.

MI APP1 0305

                                                                Exhibit 26(e)(i)

[ ]  TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
[ ]  LIFE INVESTORS INSURANCE COMPANY OF AMERICA
[ ]  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
[ ]  TRANSAMERICA LIFE INSURANCE COMPANY
     Hereafter known as the Company
     ADMINISTRATIVE OFFICE: 4333 EDGEWOOD ROAD NE, CEDAR RAPIDS, IOWA 52499

                                   APPLICATION FOR LIFE INSURANCE - PART II
INSURED INFORMATION
PROPOSED INSURED (First, Middle, Last)               SEX                AGE           BIRTHDAY (Mo-Day-Yr)
                                                     [ ] Female
__________________________________________________   [ ] Male     ______________   ___________________________

RESIDENCE ADDRESS (Street, City, State, Zip)         PLACE OF BIRTH (State)        SOCIAL SECURITY NUMBER
__________________________________________________   ___________________________   ___________________________

PLEASE READ CAREFULLY AND COMPLETE ALL APPLICABLE INFORMATION

1.   Have you been ACTIVELY-AT-WORK*?                                                                YES    NO

     *ACTIVELY-AT-WORK is defined as: Performing all normal duties of the position on a full-time basis for not less than 30 hours per week and not absent from work due to accident, illness or other condition for more than four consecutive days within the last
     90 days prior to the date of this application. The Company reserves the right to request recertification of the above information for deaths occurring within two years of the
     application date or any increase thereafter and to contest any claim during that period.        [ ]   [ ]

2.   Have you used tobacco in the last 12 months?                                                    [ ]   [ ]
     If yes. what type(s)? ____________________________________________________________________

3.   Will the insurance being applied for replace or change any existing insurance or annuity?       [ ]   [ ]
     If yes, please give company name and policy number. ______________________________________

PLEASE COMPLETE ONLY IF EVIDENCE OF INSURABILITY IS REQUIRED

1.   a.   Name of Insured's Personal Physician: _______________________________________________

     b.   Date and Reason Last Consulted: _____________________________________________________

2.   HEIGHT: __________ Feet __________ Inches   WEIGHT: __________ pounds

3.   EVIDENCE OF INSURABILITY                                                                        YES    NO

     a.   Have you been hospitalized for a total of 7 or more days due to sickness in the past
          12 months?                                                                                 [ ]   [ ]

     b.   Do you have or have you had in the last ten years, heart murmur, coronary artery disease, congestive heart failure, heart or circulatory surgery, stroke; emphysema, or other lung disease; diabetes, kidney disease, cirrhosis or other liver disease;
          mental or psychiatric disease or other disorders of the nervous system; cancer; or
          sought treatment for alcoholism or drug abuse?                                             [ ]   [ ]

For yes answers, give full details in the space provided on the next page.

SI APP1 0305

For all states other than those listed below, you must answer question 4.

PLEASE COMPLETE THE AIDS QUESTION FOR THE STATE THE APPLICATION IS SIGNED IN AS INDICATED IN
THE AUTHORIZATION SECTION. IF THIS STATE IS NOT LISTED, ANSWER THE FIRST QUESTION.

4)  Have you or any Proposed Insured EVER been diagnosed as having or been treated for AIDS, or
    AIDS Related Complex (ARC) or tested positive for the AIDS virus?                           [ ] Yes [ ] No

FOR APPLICANTS IN:

CALIFORNIA  Have you or any Proposed Insured EVER, had or been told you/they have AIDS, or AIDS
            Related Complex (ARC), or been tested for HIV antibodies for the purpose of
            obtaining insurance?                                                                [ ] Yes [ ] No

CONNECTICUT Have you or any Proposed Insured EVER, been diagnosed as having or been treated for
            Acquired Immune Deficiency Syndrome (AIDS), AIDS Related Complex (ARC), or AIDS
            related conditions?                                                                 [ ] Yes [ ] No

GEORGIA, HAWAII, ILLINOIS, NEW JERSEY Have you or any Proposed Insured EVER, been diagnosed as having or been treated, by a member of the medical profession for AIDS, or AIDS
            Related Complex (ARC)?                                                              [ ] Yes [ ] No

MARYLAND, MASSACHUSETTS, and NEW MEXICO Have you or any Proposed Insured EVER, been diagnosed as having or been treated for Acquired Immune Deficiency Syndrome (AIDS) or AIDS
            Related Complex (ARC), or tested positive for Human Immunodeficiency Virus (HIV)?   [ ] Yes [ ] No

MISSOURI, OHIO Have you or any Proposed Insured EVER, been diagnosed as having or been treated
            for AIDS, or AIDS Related Complex (ARC) or tested positive for the HTLV-III test?   [ ] Yes [ ] No

WASHINGTON  Have you or any Proposed Insured EVER had or been treated or diagnosed by a member of the medical profession for immune deficiency disorder, AIDS (Acquired Immune
            Deficiency Syndrome) or ARC (AIDS Related Complex) or test results indicating
            exposure to the AIDS virus?                                                         [ ] Yes [ ] No

WISCONSIN   Have you or any Proposed Insured EVER, been diagnosed, by a member of the medical profession as having or been treated for AIDS, or AIDS Related Complex (ARC) or tested positive for the AIDS virus? Tests for HIV/AIDS must be limited to
            FDA-licensed test. Test results received at anonymous counseling and testing sites
            or from home test kits need not be disclosed.                                       [ ] Yes [ ] No

ADDITIONAL INFORMATION Explain all "yes" answers below.

                                                  Details to General and Medical Questions
Question        Name of       (Diagnosis, Dates, Durations) Medical Facilities & Physicians Names, Addresses,
Number     Proposed Insured                                     Phone Numbers
--------   ----------------   --------------------------------------------------------------------------------
________   ________________   ________________________________________________________________________________
________   ________________   ________________________________________________________________________________
________   ________________   ________________________________________________________________________________
________   ________________   ________________________________________________________________________________
________   ________________   ________________________________________________________________________________
________   ________________   ________________________________________________________________________________
________   ________________   ________________________________________________________________________________
________   ________________   ________________________________________________________________________________
________   ________________   ________________________________________________________________________________
________   ________________   ________________________________________________________________________________

SI APP1 0305

                                 FRAUD WARNING

The following states require that insurance applicants acknowledge a fraud warning statement.

Please refer to the fraud warning statement for your state as indicated below.

FOR APPLICANTS IN ARKANSAS, LOUISIANA

          Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

FOR APPLICANTS IN COLORADO

          It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

FOR APPLICANTS IN KENTUCKY AND OHIO

          Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or a statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

FOR APPLICANTS IN TENNESSEE AND DISTRICT OF COLUMBIA

          It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.

FOR APPLICANTS IN MINNESOTA

          A person who files a claim with intent to defraud or helps commit a fraud against an insurer is guilty of a crime.

FOR APPLICANTS IN NEW JERSEY

          Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

FOR APPLICANTS IN NEW MEXICO

          Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and criminal penalties.

FOR APPLICANTS IN OKLAHOMA

          Any person who knowingly and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

SI APP1 0305

AGREEMENT

I agree that I have read and understand all statements and answers in this application; that they are complete and true to the best of my knowledge and belief, and are correctly recorded whether written in my own hand or not.

I also agree that:

1. There will be no liability under this application until the policy is delivered to and accepted by the Owner and the full first premium due is paid while the Proposed Insured is alive and his/her state of health is as favorable as described in this application.

2. No modification may be made to the policy and no right of the Company may be waived unless agreed to in writing and signed by: A. The President; B. The Vice President; or C. The Secretary of the Company.

AUTHORIZATION

I hereby authorize any licensed physician, medical practitioner, hospital, clinic or other medical or medically related facility, insurance company, the Medical Information Bureau, any consumer reporting agency, or other organization, institution or person that has any records or knowledge of me or my health, to give to the Company, or its reinsurers, any such information. A photographic copy of this authorization shall be as valid as the original. This authorization shall be valid, from the date signed below, for a period of two and one half years. I understand that I may revoke this authorization by sending a specific written request to the Company at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. I acknowledge receipt of the MIB Disclosure Notice and Fair Credit Reporting Act Notice.

Dated at ____________________ this __________ day of ______________ , __________


Signed:
        -----------------------------
        Proposed Insured Signature

PRODUCER INFORMATION AND SIGNATURE

For Producer...Will the insurance being applied for replace or change any existing insurance or annuity?

[ ] YES [ ] NO If yes, what company and policy no.? ____________________________

______________________________________________ On behalf of ____________________
LICENSED PRODUCER SIGNATURE (Print Last Name)                  (If Applicable)


________________________   _________________________   _________________________
PRODUCER NUMBER                  LICENSE NUMBER             TELEPHONE NUMBER

                        DETACH AND LEAVE WITH APPLICANT

MEDICAL INFORMATION BUREAU, INC., (MIB) PRE-NOTIFICATION to Proposed Insured And Other Persons Proposed to be Insured, If Any information regarding your insurability will be treated as confidential. We or our reinsurer(s) may, however, make brief report thereon to the Medical Information Bureau, Inc., a non-profit membership organization of life insurance companies which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information in its file.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the Bureau's information office is: Post Office Box 105; Essex Station; Boston, Massachusetts 02122; telephone number 866-692-6901 (TTY 866-346-3642 for hearing impaired).

We or our reinsurer(s) may also release information in our file to other insurance companies to which you may apply for life or health insurance coverage to which a claim may be submitted.

                           DETACH AND LEAVE WITH APPLICANT

INVESTIGATIVE CONSUMER REPORT PRE-NOTIFICATION to Proposed Insured And Other Proposed to be Insured, If Any We may ask for an investigative consumer report in connection with your application. In addition, a report may be requested to update our records if you apply for more coverage. You may ask to be interviewed when such a report is being prepared. We will, upon your written request, let you know whether a report was requested and, if so, give you the name, address and telephone number of the agency making the report. By contacting that agency and giving proper identification, you may inspect or obtain a copy of the report. Ordinarily, it will be provided to third parties only if you authorize us in writing to do so. In rare instances, we may be required to provide some or all of the information without your consent.

Typically, the report will contain information as to character, general reputation, personal characteristics, health, job and finances. When applicable, it will contain information on your: past and present employment record (including job duties); driving record; health history; use of alcohol or drugs, sport, hobby or aviation activities, and marital status. The agency may get information by talking to you or members of your family, business associates, financial sources, neighbors and others you know. If you feel any information in our file is incorrect or incomplete, you may ask us to review it. If we agree, we will make any necessary corrections and inform anyone who received such information within the past two years. If we do not agree, you may file a statement of dispute with us. We will send that statement to anyone receiving such information in the past two years. We will also include it in any future disclosure of the disputed information.

SI APP1 0305

                                                                Exhibit 26(e)(i)

[ ]   TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

[ ]   LIFE INVESTORS INSURANCE COMPANY OF AMERICA

[ ]   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

[ ]   TRANSAMERICA LIFE INSURANCE COMPANY

      Hereafter known as the Company

      ADMINISTRATIVE OFFICE: 4333 EDGEWOOD ROAD NE, CEDAR RAPIDS, IOWA 52499

                     APPLICATION FOR LIFE INSURANCE - PART I

OWNER INFORMATION

NAME
______________________________________________________________________________________________________________

ADDRESS (Street, City, State, Zip)
______________________________________________________________________________________________________________

RELATIONSHIP TO INSURED                                            TAX ID #
________________________________________________________________   ___________________________________________

PRIMARY BENEFICIARY
______________________________________________________________________________________________________________

RELATIONSHIP TO INSURED
______________________________________________________________________________________________________________

POLICY INFORMATION:

PRODUCT NAME
______________________________________________________________________________________________________________

FACE AMOUNT INFORMATION                                       PLANNED PREMIUM         FREQUENCY
[ ] See attached Census                                       $____________________   ________________________
[ ] Face Amount $_______________________________________
                                                              DEATH BENEFIT OPTION:
Is this an increase to an existing policy? [ ] Yes   [ ] No   [ ] Option 1   [ ] Option 2   [ ] Option 3

           COMPLETE FOR ALL VARIABLE PRODUCTS              LIFE INSURANCE COMPLIANCE TEST:
FUND ELECTION:                                Percentage   [ ] Guideline Premium   [ ] Cash Value Accumulation

___________________________________________   __________   RIDERS
___________________________________________   __________   ___________________________________________________
___________________________________________   __________   ___________________________________________________
___________________________________________   __________   ___________________________________________________
___________________________________________   __________   ___________________________________________________
___________________________________________   __________   ___________________________________________________
___________________________________________   __________   ___________________________________________________
___________________________________________   __________   ___________________________________________________
___________________________________________   __________   ___________________________________________________
___________________________________________   __________   ___________________________________________________

PERSONAL FINANCIAL STATEMENT                               COMPLETE FOR CORPORATION, PARTNERSHIP, PENSION
(a) Gross Income Current Year    $______________________   OR TRUST
(b) Marginal Tax Bracket         $______________________   (a) Current estimated value $______________________
(c) Assets                       $______________________   (b) Assets           Liquid $______________________
(d) Liabilities                  $______________________                     Nonliquid $______________________
(e) Net Worth                    $______________________   (c) Liabilities             $______________________
(f) Net Worth (exclusive of home $______________________   For over $1 million applied coverage complete a
    furnishings, automobiles)                              separate financial questionnaire.

ADDITIONAL INFORMATION

______________________________________________________________________________________________________________
______________________________________________________________________________________________________________
______________________________________________________________________________________________________________

GI APP1 0305

SUITABILITY FOR VARIABLE LIFE INSURANCE POLICY

COMPLETE FOR ALL VARIABLE PRODUCTS:

(a)  Have you, the Applicant, received the current Prospectus for the
     policy? ..............................................................................   [ ] Yes   [ ] No

(b)  DO YOU UNDERSTAND THAT UNDER THE POLICY APPLIED FOR (EXCLUSIVE OF ANY OPTIONAL
     BENEFITS), THE AMOUNT OF DEATH BENEFIT AND THE ENTIRE AMOUNT OF THE POLICY CASH VALUE
     MAY INCREASE OR DECREASE DEPENDING UPON INVESTMENT EXPERIENCE? .......................   [ ] Yes   [ ] No

(c)  With this in mind, is the policy in accord with your insurance objectives and your
     anticipated financial needs? .........................................................   [ ] Yes   [ ] No

Will life insurance or annuity with any company be replaced or changed if insurance applied
for is issued? [ ] Yes   [ ] No

                                       FRAUD WARNING

The following states require that insurance applicants acknowledge a fraud warning statement.

Please refer to the fraud warning statement for your state as indicated below.

FOR APPLICANTS IN ARKANSAS, LOUISIANA

          Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

FOR APPLICANTS IN COLORADO

          It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

FOR APPLICANTS IN KENTUCKY and OHIO

          Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or a statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

FOR APPLICANTS IN MAINE, TENNESSEE and DISTRICT OF COLUMBIA

          It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.

FOR APPLICANTS IN NEW JERSEY

          Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

FOR APPLICANTS IN NEW MEXICO

          Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and criminal penalties.

GI APP1 0305

                    TAXPAYER IDENTIFICATION NUMBER STATEMENT

Under penalties of perjury, I hereby certify (1) that the Social Security or Taxpayer I.D. number on this application is correct and (2) that I am currently not subject to backup withholding. [Cross out (2) if not correct.]

The Internal Revenue Service does not require your consent to any provision of this document other than certifications required to avoid backup withholding.

AGREEMENT

I certify that I have insurable interest in all employees being insured under this application (see census), that all said employees have consented to be insured and are "actively at work" being defined as having worked for not less than 30 hours per week and not having been absent from work due to accident, illness or other condition for more than four consecutive days within the last 90 days prior to the date of this application.

I agree that I have read and understand all statements and answers in this application; that they are complete and true to the best of my knowledge and belief, and are correctly recorded whether written in my own hand or not.

I also agree that:

1. There will be no liability under this application until the policy is delivered to and accepted by the Owner and the full first premium due is paid while the Proposed Insured is alive and his/her state of health is as favorable as described in this application.

2. No modification may be made to the policy and no right of the Company may be waived unless agreed to in writing and signed by: A. The President; B. The Vice President; or C. The Secretary of the Company.


Signature of Owner                                   Date
                   -------------------------------        ----------------------

Signed at (City and State)
                           -----------------------------------------------------

PRODUCER INFORMATION AND SIGNATURE

For Producer...Will the insurance being applied for replace or change any existing insurance or annuity?

[ ] YES   [ ] NO If yes, what company and policy no.? __________________________

Print name and account number of, and percentages for producer or producers who are to receive credit and commission.

                                                                     Producer   % if Split   % if Split
                                                                      Number    First Year     Renewal

                                      on behalf of
-------------------------------------              ---------------   --------   ----------   ----------
Signature of Producer                              (if applicable)

-------------------------------------
Print Name

                                                                     Producer   % if Split   % if Split
                                                                      Number    First Year     Renewal

                                      on behalf of
-------------------------------------              ---------------   --------   ----------   ----------
Signature of Producer                              (if applicable)

-------------------------------------
Print Name

                                                                     Producer   % if Split   % if Split
                                                                      Number    First Year     Renewal

                                      on behalf of
-------------------------------------              ---------------   --------   ----------   ----------
Signature of Producer                              (if applicable)

-------------------------------------
Print Name

                                                                     Producer   % if Split   % if Split
                                                                      Number    First Year     Renewal

                                      on behalf of
-------------------------------------              ---------------   --------   ----------   ----------
Signature of Producer                              (if applicable)

-------------------------------------
Print Name

GI APP1 0305